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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                August 19, 1994
                                ---------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                    0-10160                 62-0859007
- - ------------------------         -------------        --------------------
(State of incorporation)         (Commission          (I.R.S. Employer
                                  File Number)         Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                     -------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).
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ITEM 5. OTHER INFORMATION

  Union Planters Corporation (the Corporation) has entered into definitive agreements to acquire BNF Bancorp, Inc. (formerly BANCFIRST Corporation) and Grenada Sunburst System Corporation (GSSC). These acquisitions are considered probable and meet the test for a significant subsidiary. Item 7 below presents the unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 1994. Reference is also made to the Corporation's Current Report on Form 8-K dated August 18, 1994, which contains pro forma financial statements reflecting completed and pending acquisitions, and the Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, May 18, 1994, July 1, 1994, and July 26, 1994 for additional information (definitive agreements, audited financial statements, and interim financial statements) regarding these pending acquisitions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

     99 Additional Exhibits

     (a) Grenada Sunburst System Corporation and Subsidiaries Unaudited Interim Consolidated Financial Statements as of and for the Three and Six Months Ended June 30, 1994 and 1993

                                                                    Page
                                                                ------------

          1.  Consolidated Balance Sheets, June 30, 1994,
              December 31, 1993, and June 30, 1993                    1

          2.  Consolidated Statements of Income, Quarters
              and Six Months Ended June 30, 1994 and 1993             2

          3.  Consolidated Statements of Changes in
              Stockholders' Equity, Six Months Ended
              June 30, 1994 and 1993                                  3

          4.  Consolidated Statements of Cash Flows,
              Six Months Ended June 30, 1994 and 1993                 4

          5.  Notes to Consolidated Financial Statements              5


     (b)  BNF BANCORP, Inc. and Subsidiary Unaudited Interim
          Consolidated Financial Statements as of and for the Three and Nine Months Ended June 30, 1994

          1.  Consolidated Statements of Financial Condition,
              June 30, 1994 and September 30, 1993                    1

          2.  Consolidated Statements of Income, Quarters and
              Nine Months Ended June 30, 1994 and 1993                2

          3.  Consolidated Statements of Stockholders' Equity,
              Nine Months Ended June 30, 1994                         4

          4.  Consolidated Statements of Cash Flows,
              Nine Months Ended June 30, 1994 and 1993                5

          5.  Notes to Consolidated Financial Statements              7

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 Union Planters Corporation
                                             ----------------------------------
                                                          Registrant




Date:   August 19, 1994                             /s/ M. Kirk Walters
       -----------------                     ----------------------------------
                                                        M. Kirk Walters
                                             Senior Vice President, Treasurer,
                                             and Chief Accounting Officer





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